                                                                   EXHIBIT 10.34

                                     FORM OF
                                 FIRST AMENDMENT
                                       TO
                          TAL INTERNATIONAL GROUP, INC.
                           2004 MANAGEMENT STOCK PLAN

                                             , 2005
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         A. Background. TAL International Group, Inc., a Delaware corporation,
(the "Company") has adopted the TAL International Group, Inc. 2004 Management
Stock Plan (the "Plan"), effective as of November 3, 2004. The board of directors of the Company has approved this First Amendment to the Plan (this
"Amendment"), and the Company's stockholders have approved this Amendment.

         B. Amendment. Paragraphs (b) and (e) of Section 4.2 of the Plan are
hereby amended and restated in their entirety as follows:

                  "(b)     Subject to the following provisions of this
                           subsection 4.2, the maximum number of shares of Stock
                           that may be delivered to Participants and their
                           beneficiaries under the Plan shall equal to 454,612
                           shares, which amount takes into account any
                           adjustment for the 101.5052-for-1 stock split that
                           will occur immediately prior to the consummation of
                           the Company's initial public offering of Stock."

                  "(e)     Subject to paragraph 4.2(f), the maximum number of
                           shares of Stock that may be issued pursuant to
                           Options intended to be ISOs shall equal to 454,612
                           shares, which amount takes into account any
                           adjustment for the 101.5052-for-1 stock split that
                           will occur immediately prior to the consummation of
                           the Company's initial public offering of Stock."

         C. Capitalized Terms. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Plan.

         D. Execution. To record the adoption of this Amendment, the Company has caused its duly authorized officer to affix his name as of the date first above written.

                            [Signature Page Follows]

                                    TAL INTERNATIONAL GROUP, INC.

                                    By:
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                                    Name:
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                                    Title:
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